Organization and Summary of Significant Accounting and Reporting Policies - Initial Public Offering (Details) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended	12 Months Ended
	Aug. 31, 2014	Dec. 31, 2014
Initial Public Offering (IPO)
Shares issued in IPO	5,390,625
Share price (in dollars per share)	$ 15
Total proceeds received, net of offering costs	$ 72,500
Green Bancorp, Inc.
Initial Public Offering (IPO)
Total proceeds received, net of offering costs		$ 72,591